Exhibit 99.1

Mr. Sergio Pombo Joins SolarWindow to Lead
Government Relations & Public Funding

NEW YORK, NEW YORK; SEOUL, SOUTH KOREA – APRIL 26, 2021 – SolarWindow Technologies, Inc. (Symbol: WNDW), developer of transparent LiquidElectricity™ coatings and processes which generate electricity on plastics and glass, today announced the appointment of Mr. Sergio Pombo as Senior Advisor, Government Relations and Public Funding. Working with institutional clean energy investors, Mr. Pombo is Co-Founder of Berkana Private Equity, LLC and a Member of the Center for Study of the US Presidency and Congress. Previously, he founded and served as Head of the private equity practice at the Green Climate Fund (GCF). GCF is the largest climatic fund for emerging markets. GCF secured an initial $3 billion capital commitment from the United States Government, which has grown up to $20 billion pledged by over 43 investor-nations.

“I look forward to working with the SolarWindow team and believe that now is the time to extend the reach of our company, products, and technologies. Here, in the United States and around the world, governments are working to reduce greenhouse gas emissions and activating multi trillion-dollar infrastructure, jobs, and energy initiatives to accelerate renewables and materials science. These opportunities align directly with SolarWindow and our LiquidElectricity™ technologies,” stated Mr. Sergio Pombo, Senior Advisor, Government Relations & Public Funding at SolarWindow.

“Mr. Pombo brings us decades of clean energy and renewables expertise, which spans across 105 countries and includes public-sector funding and institutional investment. I’m proud to welcome Sergio to SolarWindow and look forward to his leadership in developing and executing our government relations and public funding programs,” explained Mr. John Rhee, SolarWindow President.

Mr. Pombo is Co-Founder of Berkana Private Equity, LLC which structures investments in clean energy and energy efficiency projects in Latin America on behalf of institutional investors and family offices. Previously, he helped establishing the Global Private Equity group at the World Bank’s International Finance Corporation (IFC), as Senior Investment Officer of Private Equity and Investment Funds. During his 17-year tenure, the IFC Funds’ portfolio grew from inception to over $7 billion. Mr. Pombo has also worked as Principal Manager of Financial Policy and Strategic Planning for the European Bank in London.

Mr. Pombo serves on the Board of several global private equity funds and joins SolarWindow as Senior Advisor.

SolarWindow is developer of transparent LiquidElectricity™ coatings and processes which generate electricity on plastics and glass for applications to building windows, electric vehicles, commercial greenhouses, and more. The SolarWindow Promise: Engineer, design, and deliver LiquidElectricity™ products which reward customers with affordable clean energy for a healthier, safer, and more sustainable planet.

Mr. Sergio Pombo Senior Advisor SolarWindow Technologies, Inc.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) is a developer of transparent LiquidElectricity™ coatings and processes which generate electricity on glass and plastics. When applied to otherwise ordinary glass, for example, these coatings generate electricity, producing power under natural, artificial, low, shaded, and reflected light conditions.

The subject of over 90 granted and in-process trademark and patent filings, SolarWindow targets applications beyond conventional solar panels. The Company’s LiquidElectricity™ can generate electricity for architectural applications including building windows, facades, and rooftops. LiquidElectricity™ has wide-ranging utility, including automotive, commercial greenhouse, marine, and aerospace applications, and presents superior aesthetics for generating energy to enable faster financial breakeven.

The SolarWindow Promise: Engineer, design, and deliver LiquidElectricity™ products which reward customers with affordable clean energy for a healthier, safer, and more sustainable planet.

For additional information, please call Amit Singh at 1-800-213-0689 or visit: www.solarwindow.com.

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Social Media Disclaimer and Forward-Looking Statements

SolarWindow investors and others should note that we announce material information to the public about the Company through a variety of means, including our website (https://www.solarwindow.com/investors), through press releases, SEC filings, public conference calls, via our corporate Twitter account (@solartechwindow), Facebook page (https://www.facebook.com/SolarWindowTechnologies) and LinkedIn page (https://www.linkedin.com/company/solar-window-technology/) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “our goals,” “our mission,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company’s products, technical problems with the company’s research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company’s operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company’s ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company’s most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.